Exhibit 99.1

1 1 Rencofilstat (CRV431): A liver-targeting drug candidate for NASH and HCC Todd M. Hobbs MD – CMO May 27, 2022 smart drug smart technology smart development

2 Complex and Associated Diseases The Challenges New approaches to developing NASH and HCC therapeutics are needed NASH • No FDA drugs approved • Traditional metabolism-regulating drugs largely not efficacious • Multifactorial disease processes – metabolism, inflammation, fibrosis HCC • Poor prognosis and rising incidence from NASH • Tyrosine kinase inhibitors and immune checkpoint inhibitors (ICIs) approved, but outcomes still poor • NASH restricts responses to ICIs 2

3 Cornerstones of Drug Development For Complex Diseases Hepion’s Strategy PLEIOTROPIC DRUG ACTIONS SAFE, ORAL ONCE DAILY DOSING EXTENSIVE PRECLINICAL TESTING BIOINFORMATICS / AI Targeting multiple disease mechanisms maximizes the opportunity to reverse complex diseases such as NASH and HCC Oral medications with few side effects and derived from proven drug classes offer several advantages as stand-alone and combination therapies Positive outcomes from diverse preclinical animal and laboratory studies increases the likelihood of translating success to clinical trials Analysis of large data sets – transcriptomics, lipidomics, proteomics – to understand disease processes and develop personalized medicine strategies

4 Rencofilstat Drug Candidate for NASH and HCC • Non-Immunosuppressive Cyclophilin inhibitor – new drug class • Once-daily, oral medication – soft gel capsules • No serious adverse effects • Liver targeting: [liver] > [blood] • Pleiotropic activities in preclinical models of NASH, liver fibrosis, and hepatocellular carcinoma (HCC) • Clinical Studies – 159 subjects dosed successfully • Phase 2 NASH and HCC programs – to be initiated, Q3, 2022 Rencofilstat

5 Rencofilstat Inhibition of Three Primary Cyclophilins in NASH Rencofilstat blocks Cyclophilin A binding to CD147 receptors and thereby decreases pro-inflammatory signaling Rencofilstat blocks Cyclophilin B binding to pro-collagen fibrils and thereby decreases formation and secretion of fibrotic collagen Rencofilstat blocks Cyclophilin D activation of mitochondrial membrane pores and thereby decreases cell death in injured livers ANTI-INFLAMMATORY ANTI-FIBROTIC CYTOPROTECTIVE

6 Extensive Testing in Disease Models Preclinical Studies ANIMAL MODELS (mice and rats) TRANSLATIONAL RESEARCH • 8 NASH-related studies - diet and/or chemical-induced liver disease • 4 HCC-related studies - spontaneous tumors and transplant tumor models • 2 diabetes-related studies • 1 acute renal injury study • 1 acute lung injury study • 1 chronic lung fibrosis study • Human LIVER slices (tumor-adjacent fibrosis) • Human LUNG slices (pulmonary fibrosis) • Human blood platelets RENCOFILSTAT EFFECTS • Anti-inflammatory and anti-fibrotic effects across all animal and translational models • Consistent reductions in liver fibrosis by up to 80% • Decreases in liver tumour number and size • Decreases in weight gain and adiposity • Decreases in acute lung injury • Decreases in platelet activation • Alterations in lipidomic, metabolomic, proteomic, and transcriptomic signatures consistent with therapeutic effects

7 AI-POWR™ NEURAL NETWORK MACHINE LEARNING BIG DATA DEEP LEARNING MULTI-OMICS NASH Rencofilstat: Multiple Beneficial Properties and State-of-the-Art Artificial Intelligence Hepion’s Artificial Intelligence Understand disease mechanisms Identify biomarkers Track disease progression and regression Predict drug responders Precision medicine

8 Phase 2B 2022 Program Pre-Clinical Phase 1* Phase 2 Phase 3 NASH (biopsy) IND 142904 HCC IND 158432 NASH (liver function) IND 142904 Rencofilstat Clinical Programs Advancing in 2022 *The Phase 1 program was comprised of Single and Multiple Ascending Doses, and a Drug-Drug Interaction study. Phase 2 2022 Phase 2 2022 • HBV and COVID-19 INDs open to partnerships

9 PHASE 2A ‘AMBITION’ NASH TRIAL (completed)

10 OFF-TREATMENT OFF-TREATMENT OFF-TREATMENT OFF-TREATMENT NASH Subjects - Safety, Tolerability, and Pharmacokinetics PHASE 2a ‘AMBITION’ NASH Study Primary Endpoints: • Safety • Tolerability • Pharmacokinetics Day 1 RANDOMIZATION Day 28 END OF TREATMENT Day 42 END OF TRIAL Rencofilstat 225 mg (n=17) Placebo (n=8) F2/F3 NASH Subjects (N=43) Fasted Once Daily Oral Dosing Day 29 Placebo (n=6) Rencofilstat 75 mg (n=12) AMBITION: A Phase 2a, Multi-center, Single-Blind, Placebo-Controlled, Proof of Concept Study to Evaluate the Safety & Tolerability of Rencofilstat Dosed Once Daily in NASH Induced F2 & F3 Subjects 10

11 Baseline Characteristics PHASE 2a ‘AMBITION’ NASH Study Click to add text Treatment 75mg Placebo 225mg Placebo All subjects N 15 6 17 9 47 Age, years 59.1 (9.9) 61.8 (8.7) 54 (13.3) 61.1 (13.8) 58.0 (11.94) Sex Female 8 53.33% 3 50% 10 58.82% 2 22.22% 23 48.94% Male 7 46.67% 3 50% 7 41.18% 7 77.78% 24 51.06% Ethnicity Hispanic or Latino 6 40% 3 50% 10 58.82% 6 66.67% 25 53.19% Not Hispanic or Latino 9 60% 3 50% 7 41.18% 3 33.33% 22 46.81% Race White 14 93.33% 5 83.33% 17 100% 9 100% 45 95.74% Unknown or Not Reported 1 6.67% 1 16.67% 0 0% 0 0% 2 4.26% BMI, (SD) kg/m2 37.1 (8.5) 36.1 (6.5) 37.7 (6.4) 39.2 (10.6) 37.57 (7.82) ALT, (SD) IU/L 62.5 (42.1) 75.8 (36.8) 39.3 (18.4) 52.9 (35.6) 51.46 (32.18) AST, (SD) IU/L 51.9 (35.3) 70.2 (40.1) 33.1 (14.3) 44.7 (36) 43.83 (27.71) Pro-C3, (SD) ng/mL 23.15 (6.88) 23.19 (10.55) 19.94 (9.07) 18.56 (5.84) 22.70 (12.44) ELF Score, (SD) 10.3 (0.8) 10.1 (0.4) 9.8 (0.9) 9.7 (1.0) 10.0 (0.74) Fibroscan Fibrosis, (SD) kPa 21.8 (20.6) 18.8 (16.1) 23.0 (20.7) 13.6 (5.4)

12 No Serious Adverse Events Adequate Exposures Anticipated for Efficacy All Primary Endpoints Met – Safety, Tolerability, & Pharmacokinetics (‘PK’) 225 mg QD achieves maximum concentrations > 1000 ng/mL on Day 1 75 mg QD achieves maximum concentrations > 1000 ng/mL on Day 28 Response analysis suggests concentrations > 800 ng/mL by Day 14 are associated with clinically relevant reductions in ALT and ProC3 and changes in gene activity and lipids consistent with NASH resolution. 225 mg QD achieves effective concentrations after the first dose. NASH does not significantly alter Rencofilstat Concentrations

13 Clinical Efficacy Endpoints ALT Change from Baseline Pro-C3 Change from Baseline ≥ 17.5 ng/mL -Changes in ALT may indicate drug activity but alone not linked to fibrosis response Loomba, Rohit. "Serum alanine aminotransferase as a biomarker of treatment response in nonalcoholic steatohepatitis." Clinical Gastroenterology and Hepatology 12.10 (2014): 1731-1732. -ProC3 emerging as biomarker indicative of fibrosis Boyle, Marie, et al. "Performance of the PRO-C3 collagen neo-epitope biomarker in non-alcoholic fatty liver disease." Jhep Reports 1.3 (2019): 188-198.

14 • Analysis limited by study duration and number of subjects Addition Exploratory Endpoints Collected: • ELF Score • No significant changes over 28 days • Fibroscan • Small reductions in both Fibrosis (kPa) and Steatosis (dB/m) endpoints for all groups over 28 days – not significant vs. placebo • AST • Reductions over 28 days for 75mg cohort • No change in 225mg cohort from lower baseline of 32 IU/L • Collagen Biomarkers (C1M, C3M, C4M, C6M, C7M and Pro-C8) • Reductions from baseline when stratified by Pro-C3 >15.0 ng/mL • Significant reduction seen in C6M for 225mg cohort

Clinical Collagen-Related
Gene Regulatory Network

Consistent antifibrotic effects observed in all preclinical and clinical models


MMP 23B
A1BG
SDC2
COCH
FBN2
SERP INB8
ACHE
EMID1
F5
LOXL1
N1D1
BCHE
ICAM1
COL9A2
F13A1
HTRA1
PXDN
MMP8
ORM1
VCAN
COL4A3
EMILIN2
LAMC1
USH2A
FBN1
FN1
HGF
CLEC3B
LAMB2
LAMB1
COL3A1
MMRN1
PKLR
HRNR
NID2
LAMA5
COL 26A1
COLQ
COL6AE
PKM
ADAM9
CLUL1
IL2RA
EGFL7
LTBP1
HSPG2
TIMP2
C1QB
ADAM 19
PLSCR1
MXRA7
CLU
PLSCR4
BCAM
TMEM256-PLSCR3
PCSK6

- collagen-containing extracellular matrix
- collagen binding
- collagen type IV trimer
- collagen type IX trimer
- collagen fibril organization
- collagen catabolic process

16 PHASE 2B ‘ASCEND-NASH’ TRIAL (Q3 2022)

17 Primary Objective: Evaluate the efficacy and safety of once-daily 75mg, 150 mg, and 225 mg doses of Rencofilstat compared to placebo in subjects with biopsy proven NASH and stage 2 liver fibrosis (F2) / stage 3 liver fibrosis (F3) Phase 2b ASCEND-NASH F2/F3 NASH Patients (N=336) RANDOMIZED 1:1:1:1 Day 1 12 Months End of treatment Rencofilstat 225 mg qd (n=84) Placebo (n=84) Rencofilstat 150 mg qd (n=84) 13 Months End of trial Data to inform phase 3 trial patient selection and biomarkers for analysis. AI-POWRä identification of biomarkers of Rencofilstat response Off - treatment follow - up Rencofilstat 75 mg qd (n=84) Interim Analysis Interim Analysis • Power = 90% to distinguish each dose level • FDA feedback obtained – design is accepted

18 Primary Efficacy Endpoint: Superiority of Rencofilstat (75mg, 150 mg, 225 mg) compared to placebo on liver histology at month 12 relative to the screening biopsy, by assessing the proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system) OR NASH resolution without worsening of fibrosis Secondary Efficacy Endpoints: Superiority of Rencofilstat (75mg, 150 mg, 225 mg) compared to placebo on histology at month 12 relative to screening by assessing: Proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system), regardless of effect on NASH • Proportion of subjects with improvement in fibrosis by at least 2 stages (NASH CRN system), regardless of effect on NASH • Proportion of subjects with improvement in fibrosis by at least 2 stages (NASH CRN system) AND no worsening of NASH. By at least 1 stage regardless of the effect on NASH Phase 2b ASCEND-NASH Endpoints

19 • CRO selected with deep NASH experience • Design finalized with 336 subjects • Three rencofilstat doses and matched placebo arm (84 subjects/arm) • 125 sites selected to target a 12-14 month recruitment • Final country selection: US, Germany, France, Italy, Spain, Mexico, Hungary • F4 cohort will be studied in a separate trial • Robust liver biopsy process in place • Numerous CMC challenges overcome ASCEND-NASH Many Ongoing Activities Occurring Ahead of FPFV

20 • DSMB with extensive NASH experience in place • Hepion blinded from results until DBL • Safety review for any signals and at each of two planned interim analyses • First Efficacy Interim Analysis – After 34 subjects in each cohort (136) pass day 180 visit and have Non-invasive Measures (NIM) available o NIM include: MRE, Fibroscan, ALT/AST, Pro-C3, ELF score, CK-18, APRI, NFS, FIB-4 o Each dose evaluated separately using NIM for efficacy in order to proceed • Second Interim Analysis – After 56 subjects in each cohort (224) complete day 365 (biopsy) – o Will allow for earlier look at histopathology ASCEND-NASH Interim Analysis plans

21 Number of Subjects: • Larger subject numbers allow for higher power for all three doses to better inform selection of a single dose in phase 3 Trial Length: • For fibrosis endpoint, minimum of 12 months is required by FDA • Shorter study may not allow enough time to observe drug effect on fibrosis endpoint • Shorter trials further confounded by placebo effect seen in first 4-6 weeks of trial Endpoints: • For phase 2, desire to keep both fibrosis and steatosis endpoints as options • May refine the primary endpoint for phase 3 based on these results • For EMA submission, both endpoints currently required Dose Selection: • Adding a middle dose (150 mg) will enable Hepion to take the lowest effective dose into phase 3, which improves overall supply costs Key Considerations Addressed in Phase 2B design Learnings from FDA and other programs applied

22 Biopsy Procedures: • Numerous trials impacted by high placebo rates and inconsistent reads from single pathologist • Hepion will employ a 2 pathologist read with a 3rd pathologist to resolve any differences • Additional H & E stained slides will be obtained to allow for increased review of tissue for ballooning, etc. Other Considerations: • With long recruitment and trial conduct for biopsy readout, interim analysis will add significant guidance to overall efficacy assessment at an earlier timepoint • AI PowerTM will be used to analyze results providing for a deeply enriched phase 3 program • Open labeled ‘ALTITUDE-NASH’ study to add additional information on rencofilstat’s impact on hepatic function Key Considerations Addressed in Phase 2B design (cont.) Learnings from FDA and other programs applied

23 PHASE 2 ‘ALTITUDE-NASH’ TRIAL (Q3 2022)

Phase 2 'ALTITUDE-NASH' (Liver Function Trial)

24

Primary Objective: Evaluate the change in *hepatic function* with once daily (QD) 75 mg, 150 mg, and 225 mg doses of rencofilstat in subjects with NASH F3 fibrosis using the HepQuant SHUNT test.



F3 NASH Patients (N=60)
RANDOMIZED 1:1:1
Rencofilstat 75 mg qd (n=20)
Rencofilstat 150 mg qd (n=20)
Rencofilstat 225 mg qd (n=20)
Off-treatment
Day 1
(Shunt + Labs)
Day 60
(Shunt + Labs)
Day 120
End of treatment
(Shunt + Labs)
Day 134
Follow-Up

Endpoints:

- Efficacy:
  - HepQuant
  - NASH NIMs
- Safety/Tolerability
- Pk

- Subjects identified from historical biopsy or by meeting AGILE 3+ criteria for F3
- Subjects who complete study will be considered for enrollment into ASCEND-NASH 2b

Nasdaq: **HEPA**

25 Nasdaq: HEPA HepQuant Shunt Test: An Accurate Measure of Liver Function

26 Nasdaq: HEPA HepQuant’s products are not FDA-approved and are for investigational use only in clinical trials under FDA IDE guidelines. 26 HepQuant DSI Links Liver Dysfunction to Risk for Clinical Outcome DSI, HepQuant’s proprietary disease severity index HepQuant Research suggests that As Liver Function decreases And the DSI Increases The Risk for Complications and Negative Outcomes Increases Studies Completed in: Hep C | NAFLD/NASH | Advanced CLD/Cirrhosis | PSC | HCC | Polycystic Liver Disease SVR in HCV | Liver Transplant | MELD Scores | Portal Hypertension | Varices Liver Disease as a Consequence of Congenital Heart Disease (FONTAN)

27 Nasdaq: HEPA 27 Baseline Results for 1089 Subjects Tested in 26 Studies Lean Controls All Controls Controls/NPKD PLD minimal PSC Slow Progressors PLD massive HCV F0-F2 Mixed NonCirrh Port Hyp NASH & HCV F0-F2 NonCirrh HCV FONTAN NU Obese wo Liver Disease FONTAN PENN Mixed CP A NASH F3 NonCirrh HCV post-LTx NASH & HCV F3 F4 Mixed CP A Mixed CP A Port Hyp NASH CP A NASH CP A NASH CP A HCV CP A NASH CP A NASH CP A Mixed EGD for Var w kPa>15 HCV CP A MELD <10 PSC Rapid Progressors Mixed EGD Var CP A/B Mixed CP A kPa>15 Mixed CP B HCV CP A/B/C post-LTx Mixed CP A/B w HCC Mixed CP B Mixed CP C HCV CP B HCV CP B/C Each Bar / Whisker represents a set or subset of study subjects – spanning most common etiologies and stages of Chronic Liver Disease. (Data on File with HepQuant) – in every clinically-defined set or subset of subjects those with DSI above the mean would be at greater risk for complications or clinical outcome. DSI 18.3 DSI HepQuant’s Proprietary Disease Severity Index

28 PHASE 2A HCC TRIAL (Q2 2022)

PHASE 2a: HEPA-CRV431-209, Simon 2 Stage Design

Advanced HCC Subjects - Safety, Tolerability, Pharmacokinetics, and Efficacy

HEPA-CRV431-209: A Phase 2a, Open-Label, Multi-Center, Simon 2-Stage Clinical Study to Assess the Preliminary Efficacy, Safety, and Pharmacokinetics of 2 Dosage Levels of Rencofilstat in Advanced Metastatic Resistant or Refractory Hepatocellular Carcinoma Subjects

Stage 1: HCC Subjects (N=16)

- Rencofilstat 150 mg (n=8) →
- Rencofilstat 225 mg (n=8) →

Interim Analysis & Safety Review

If ≤ 1 subject achieves DCR: May stop for futility

OR

If ≥ 2 subjects achieves DCR: Stage 2

Stage 2: HCC Subjects (N=42 total)

- Rencofilstat 150 mg (n=21) →
- Rencofilstat 225mg (n=21) →

Efficacy & Safety Analyses

- Tumour measurements
- Incidence rates
- Safety
- Tolerability

Fasted Once Daily Oral Dosing

Day 1 RANDOMIZATION — **Week 16*** END of STAGE 1 — **Week 52** END OF TRIAL

Inclusion Criteria:

- Failure of standard first- or second-line systemic treatment(s) to include: disease progression and at least 1 untreated lesion

Primary Endpoints:

- Safety
- Tolerability
- Pharmacokinetics
- Disease Control Rate

*Administration of Rencofilstat may continue until disease progression according to RECIST version 1.1

30 Two Value Drivers A Potential Therapy for NASH and HCC AI-Driven, Bioinformatic Platform Summary • Rencofilstat, once-daily oral, multi-modal • Phase 2a NASH trial completed with success • Phase 2 activities initiated for NASH • 12 - month paired biopsy 2B study • 4 - month hepatic function study • Phase 2a activities initiated for HCC • Hepion’s Proprietary Artificial Intelligence Platform (AI-POWR™) • Core scientific team with >100 years collective cyclophilin expertise • Core scientific team discovered and developed voclosporin (currently marketed) • Robust IP 30

CONTACT INFO: Todd M. Hobbs MD Chief Medical Officer Hepion Pharmaceuticals Inc. 399 Thornall Street, First Floor Edison, New Jersey, USA, 08837 Email: thobbs@hepionpharma.com www.hepionpharma.com